                                                                  Exhibit 3.5


                               ARTICLES OF MERGER

                                       OF

                    DIXIE CONTAINER CORPORATION OF HIGH POINT

                                  WITH AND INTO

                           DIXIE CONTAINER CORPORATION

         The undersigned domestic and foreign corporations hereby execute these Articles of Merger for the purpose of merging the wholly-owned subsidiary corporation into its parent corporation:

         I. The name of each the undersigned corporations and the state in which it is organized are as follow:

                  Name of Corporation                            State
                  -------------------                            -----

                  Dixie Container Corporation                    North Carolina
                    of High Point

                  Dixie Container Corporation                    Virginia

         II. This merger is permitted by the laws of the State under which the foreign corporation is organized.

         III. Attached hereto and incorporated herein by this reference is a copy of the plan of merger ("Plan of Merger") by which Dixie Container Corporation of High Point, a North Carolina corporation ("Subsidiary"), shall be merged with and into Dixie Container Corporation, a Virginia corporation ("Parent").

         IV. The Parent has complied with applicable provisions of the law of the Commonwealth of Virginia under which it was organized, and the Plan of Merger was duly approved by the Parent's board of directors on December 16, 1988. Approval of the Plan of Merger by the stockholders of the Parent is not required. The Plan of Merger was duly approved by the board of directors and the sole stockholder of the Subsidiary, in the manner prescribed by the law of the State of North Carolina, on December 16, 1988.

         V. At the time of the approval of the Plan of Merger by the board of directors of each of the Subsidiary and the Parent, the Parent was the owner of all the outstanding shares of the Subsidiary, and the Plan of Merger does not provide for any changes in the charter of, or the issuance of any shares by, the Parent.

                  IN WITNESS WHEREOF, these articles are signed by the President and Secretary of each corporation this 16th day of December, 1988.


                                          DIXIE CONTAINER CORPORATION
                                                   OF HIGH POINT



                                          By
                                            ------------------------------------
                                                  President

                                                         and


                                          By
                                            ------------------------------------
                                                  Secretary


                                          DIXIE CONTAINER CORPORATION



                                          By
                                            ------------------------------------
                                                  President

                                                         and


                                          By
                                            ------------------------------------
                                                  Secretary

STATE OF ____________________ )
__________ of _________________ )     to-wit:


                 I,___________________, a notary public, hereby certify that on this 16th day of December, 1988, personally appeared before me
___________________ first duly sworn, declared that he signed the foregoing document in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.



                                                 ------------------------------
                                                          (Notary Public)

                 My commission expires: __________ (SEAL)

                 STATE OF ____________ )
                 __________ of _________ ) to-wit:

                 I, __________, a notary public, hereby certify that on this 16th day of December, 1988, personally appeared before me _____________________ and ________________, each of whom being by me first duly sworn, declared that he signed the foregoing document in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.


                                                 ------------------------------
                                                          (Notary Public)

                 My commission expires: __________________ (SEAL)

                                 PLAN OF MERGER

                                       OF

                    DIXIE CONTAINER CORPORATION OF HIGH POINT

                                  WITH AND INTO


                           DIXIE CONTAINER CORPORATION


         1. Dixie Container Corporation of High Point, a North Carolina corporation ("Subsidiary") proposes to merge with an into Dixie Container Corporation, a Virginia corporation ("Parent"). The Parent will be the surviving corporation.

         2. NAME OF SURVIVING CORPORATION. After the merger, the surviving corporation will have the name "Dixie Container Corporation".

         3. MERGER. Pursuant to the terms and conditions of this Plan, the Subsidiary will merge with and into the Parent. The merger of the Subsidiary with and into the Parent shall be effected pursuant to the provisions of North Carolina Code
                  Section 55-108.1. Upon the merger's becoming effective, the corporate existence of the Subsidiary will cease, and the corporate existence of the Parent will continue. The merger will become effective at 12:01 a.m., December 30, 1988 (the "Effective Date").

         4. SHARES OF SUBSIDIARY. On the Effective Date, the outstanding shares of the Subsidiary, all of which are owned by the Parent, shall be cancelled and shall cease to exist, and no cash or shares or other securities or obligations will be distributed or issued in exchange therefor.

         5. ABANDONMENT. After the approval of this Plan by the sole shareholder of he Subsidiary, and at any time prior to the Effective Date, the directors of the Parent may, in their discretion abandon the merger.

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                           RICHMOND, DECEMBER 30, 1988





The accompanying articles having been delivered to the State Corporation Commission on behalf of Dixie Container Corporation of High Point (a N.C., corp not dom in VA) and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is ORDERED that this CERTIFICATE OF MERGER be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that Dixie Container Corporation of High Point (a N.C., corp not dom in VA) be merged into DIXIE CONTAINER CORPORATION the surviving corporation, which shall continue to be a corporation existing under the laws of the State of Virginia with the corporate name DIXIE CONTAINER CORPORATION and that the separate existence of the corporations parties to the plan of merger, except the surviving corporation, shall cease, effective December 30, 1988 at 12:01 a.m.

                                                STATE CORPORATION COMMISSION


                                              By
                                                --------------------------------
                                                         Commissioner

                               ARTICLES OF MERGER

                                       OF

                         AMERICAN PACKAGING CORPORATION
                  DIXIE CONTAINER CORPORATION OF NORTH CAROLINA
                  DIXIE CONTAINER CORPORATION OF SOUTH CAROLINA
                          DIXIE PACKAGING SYSTEMS, INC.
                            COLEMAN ENTERPRISES, INC.
                                       AND
                        SOUTHERN FIBRE SYSTEMS CO., INC.

                                  WITH AND INTO

                           DIXIE CONTAINER CORPORATION

         1. PLAN OF MERGER. Attached hereto and incorporated herein by this reference is a copy of the plan of merger ("Plan of Merger") by which American Packaging Corporation, a Virginia corporation, Dixie Container Corporation of North Carolina, a Virginia corporation, Dixie Container Corporation of South Carolina, a Virginia corporation, Dixie Packaging Systems, Inc., a Virginia corporation, Coleman Enterprises, Inc., a Virginia corporation, and Southern Fibre Systems Company, Inc., a Virginia corporation (collectively, "Subsidiaries"), shall be merged with and into Dixie Container Corporation, a Virginia corporation ("Parent").\

         2. OWNERSHIP OF SHARES OF SUBSIDIARIES. All of the outstanding shares of each of the Subsidiaries are owned by the Parent.

         3. ADOPTION BY DIRECTORS OF PARENT. The Plan of Merger was adopted by unanimous written consent of the directors of the Parent on December 12, 1988.

         4. NO SHAREHOLDER APPROVAL. Approval of the Plan of Merger by the shareholders of any of the Subsidiaries or of the Parent is not required.

         5. EFFECTIVE TIME AND DATE. The effective time and date of the Certificate of Merger issued by the Virginia State Corporation Commission, and the time and date at and on which the merger of the Subsidiaries with and into the Parent shall be effected, shall be at 12:01 a.m. on December 16, 1988.

      Dated: December __, 1988

                                     Dixie Container Corporation


                                              By
                                                --------------------------------
                                                          President

                                 PLAN OF MERGER

                                       OF

                         AMERICAN PACKAGING CORPORATION
                  DIXIE CONTAINER CORPORATION OF NORTH CAROLINA
                  DIXIE CONTAINER CORPORATION OF SOUTH CAROLINA
                          DIXIE PACKAGING SYSTEMS, INC.
                            COLEMAN ENTERPRISES, INC.
                                       AND
                      SOUTHERN FIBRE SYSTEMS COMPANY, INC.

                                  WITH AND INTO

                           DIXIE CONTAINER CORPORATION


         1.       NAME OF PARENT. The name of the Parent is Dixie Container
                  Corporation.

         2.       NAMES OF SUBSIDIARIES. The names of the Subsidiaries are:
                  American Packaging Corporation, Dixie Container Corporation of North Carolina, Dixie Container Corporation of South Carolina, Dixie Packaging Systems, Inc., Coleman Enterprises, Inc., and Southern Fibre Systems Company, Inc.

         3. MERGER. The merger of each of the Subsidiaries with and into the Parent shall be effected pursuant to the provisions of Virginia Code Section 13.1--719.

         4. SHARES OF SUBSIDIARIES. On the effective date of the merger the outstanding shares of each of the Subsidiaries, all of which are owned by the Parent, shall be cancelled and shall cease to exist.

         5. EFFECTIVE DATE. The merger of the Subsidiaries with and into the Parent shall become effective at 12:01 a.m. on December 16, 1988.

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                           RICHMOND, DECEMBER 16, 1988






The accompanying articles having been delivered to the State Corporation Commission on behalf of

AMERICAN PACKAGING CORPORATION, DIXIE CONTAINER CORPORATION OF NORTH CAROLINA, DIXIE CONTAINER CORPORATION OF SOUTH CAROLINA DIXIE PACKAGING SYSTEMS, INC., COLEMAN ENTERPRISES, INC., SOUTHERN FIBRE SYSTEMS COMPANY, INC.

and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

ORDERED that this CERTIFICATE OF MERGER

be issued, and that this order, together with the articles, be admitted to record In the office of the Commission; and that AMERICAN PACKAGING CORPORATION DIXIE CONTAINER CORPORATION OF NORTH CAROLINA, DIXIE CONTAINER CORPORATION OF SOUTH CAROLINA, DIXIE PACKAGING SYSTEMS, INC. COLEMAN ENTERPRISES, INC., SOUTHERN FIBRE SYSTEMS COMPANY, INC. be merged into DIXIE CONTAINER CORPORATION the surviving corporation, which shall continue to be a corporation existing under the laws of the State of Virginia with the corporate name DIXIE CONTAINER CORPORATION and that the separate existence of the corporations parties to the plan of merger, except the surviving corporation, shall cease, effective December 16, 1988, at 12:01 A.M.

                                              STATE OF CORPORATION COMMISSION


                                              By
                                                --------------------------------
                                                          Commissioner

              ARTICLES OF REDUCTION OF DIXIE CONTAINER CORPORATION

         1.    Name of corporation:
               Dixie Container Corporation

         2. On December 30. 1966, the Board of Directors adopted the following Resolution:

                  "RESOLVED, That (1) the corporation purchase and redeem from the Estate of Katherine Schroeder sixty-nine (69) shares of the capital stock of Dixie Container Corporation at a price of Three Thousand Four Hundred Two and 66/100ths Dollars ($3,402.66) per share or an aggregate of Two Hundred Thirty-Four Thousand Seven Hundred Eight-Three and 54/100 100ths Dollars ($234, 783.54) leaving two hundred thirty-five
                  (235) shares issued and outstanding.

               (2)        the stock so acquired be retired and canceled.

               (3) the stated capital of the corporation be maintained at Eight-Five Thousand Dollars ($85,000.00) after giving effect to such cancellation and reduction."

         3. On January 23, 1967, the Board of Directors adopted the following Resolution:

                  "RESOLVED, That (1) the corporation purchase and redeem from the Estate of Katherine Schroeder twenty (20) shares of the capital stock of Dixie Container Corporation at a price of Three Thousand Four Hundred Two and 66/100ths Dollars ($3,402.66) per share or an aggregate of Sixty-Eight Thousand Fifty-Three and 20/100th Dollars ($68,053.20) leaving two hundred fifteen (215) shares issued and outstanding.

                  (2)     the stock so acquired be retired and canceled.

                  (3) the stated capital of the corporation be maintained at Eighty-Five Thousand Dollars ($85,000.00) after giving effect to such cancellation and reduction."

         4. The aggregate number of issued shares after giving effect to such cancellation is to be Two Hundred Fifteen (215) shares of capital stock with no par value.

         5.       The 89 shares of stock have been acquired by the corporation.

         Dated: April 17, 1968                      DIXIE CONTAINER CORPORATION

                                              By
                                                --------------------------------
                                                            President

                                              By
                                                --------------------------------
                                                          Commissioner

                            COMMONWEALTH OF VIRGINIA

                          STATE CORPORATION COMMISSION

                                                     AT RICHMOND

                                                     April 26, 1968

         The accompanying articles having been delivered to the State Corporation Commission on behalf of

                           DIXIE CONTAINER CORPORATION

and the Commission having found that the articles comply with the requirements of law and that all required fees have been pad, it is

         ORDERED that this CERTIFICATE OF REDUCTION

be issued, and that this order, together with the articles, be admitted to record in the office of the Commissions; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.


                                                 STATE CORPORATION COMMISSION


                                              By
                                                --------------------------------
                                                                  Chairman

                            ARTICLES OF AMENDMENT AND
                              ARTICLES OF REDUCTION
                                       OF
                           DIXIE CONTAINER CORPORATION


                  WHEREAS, DIXIE CONTAINER CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia, desires to amend its Articles of Incorporation to the extent and the manner hereinafter set forth; and

                  WHEREAS, the corporation has redeemed six hundred fifty-six
(656) shares of its capital stock by purchase from its shareholders; and

                  WHEREAS, the corporation desires to cancel the aforesaid six hundred fifty-six (656) shares and to reduce its capital to the extent and manner hereinafter set forth;

                  THEREFORE, to that end, we, Herbert L. Mitchell, Jr., President and Louis Clifford Schroeder, Secretary, respectively, of said corporation, do hereby certify as follows:

                  (a) The present name of the corporation is DIXIE CONTAINER CORPORATION.

                  (b) Article D of the Articles of Incorporation is to be amended to read as follows:

                  "D.     CAPITAL STOCK

                          The aggregate amount of the capital stock of the corporation shall be Three Hundred and Four shares (304, all of which shall have no par value."

                  (c) The number of shares to be cancelled is six hundred fifty-six (656) shares of the capital stock of the corporation, there being authorized only one class of stock having no par value.

                  (d) On the 3rd day of February, 1964, there was held at 2000 ________ Davis Highway, Richmond,
                          Virginia, pursuant to waiver, a meeting of the directors, at which meeting a quorum was present, and at which meeting it was resolved that it was in the best interest of the corporation to amend the Articles of Incorporation as herein set forth, and at which meeting it was further resolved by the directors that the six hundred fifty-six (656) shares of the capital stock of the corporation heretofore redeemed and held in treasury be cancelled, and that the stated capital of the corporation be reduced from $85,900.00 to $85,000.00. A copy of the resolution of the board of directors directing cancellation of the reacquired shares and reduction of the capital stock is attached.

                  (e) On the 3rd day of February, 1964, immediately following the directors' meeting, there was held a meeting of the stockholders, pursuant to call of the directors and further pursuant to written waiver of notice by all stockholders, and at which meeting all the capital stock issued and outstanding was present. At this meeting, the stockholders approved by unanimous vote the amendment proposed by the directors at their meeting of February 3, 1964.

                  (f) After giving effect to such cancellation, the aggregate number of shares issued shall be three hundred and four (304) capital stock having no par value and being the only class of capital stock of the corporation.

                  (g) There were three hundred and four (304) shares of capital stock outstanding and entitled to vote on the proposed amendment to the Articles of Incorporation and on the proposed reduction of capital stock.

                  (h) Three hundred and four (304) shares of the capital stock voted for the amendment and for the plan of reduction, and no shares voted against either the amendment or the plan of reduction.

                  (i) The amount of the stated capital of the corporation, after giving effect to such cancellation and reduction, shall be $85,000.000

                          THEREFORE, these Articles of Amendment and
Reduction are now executed and verified by Herbert L. Mitchell, jr., President of DIXIE CONTAINER CORPORATION, and Louis Clifford Schroeder, Secretary of the corporation, this 24th day of April, 1964.



                                                 DIXIE CONTAINER CORPORATION

                                                 By:
                                                    ----------------------------
                                                           President


                                                    ----------------------------
                                                           Secretary

                       EXCERPT FROM MINUTES OF MEETING OF

                              BOARD OF DIRECTORS OF

                           DIXIE CONTAINER CORPORATION

                                February 3, 1964


                       "(2) That the One hundred Twenty-Six and
                       Three-Sevenths shares (126- 3/7ths) of
                       capital stock of Dixie Container corporation purchased from


                       ____________________________________________
                       January 17, 1964 and the Four Hundred
                       Twenty-Eight and Four-Sevenths shares (428-
                       4/7ths) of capital stock of Dixie Container
                       Corporation purchased from_________________
                       ______ December 18, 1958 be retired and cancelled.

                       "(3) That the stated capital of the
                       corporation be reduced by $900.00, leaving the corporation with a stated capital of $85,000.00, after giving effect to such cancellation and reduction."



                                      * * *

                  I, Louis Clifford Schroeder, Secretary of Dixie Container Corporation, hereby certify that I am Secretary of the corporation, and the foregoing is a true and accurate excerpt from a resolution duly adopted by the Board of Directors of Dixie Container Corporation at its meeting of February 3, 1964, at which meeting a quorum was present throughout.


                                                  ----------------------------

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION


                                                    AT RICHMOND, May 5, 1964

         The accompanying articles having been delivered to the State Corporation commission on behalf of

                           Dixie Container Corporation

and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

         ORDERED that this CERTIFICATE OF AMENDMENT AND REDUCTION

be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.



                                                  STATE CORPORATION COMMISSION


                                                  By
                                                    ----------------------------

                              ARTICLES OF REDUCTION

                                       OF

                           DIXIE CONTAINER CORPORATION

                  WHEREAS, DIXIE CONTAINER CORPORATION, a corporation organized under the laws of the commonwealth of Virginia, has redeemed one hundred forty-one (141) shares of its capital stock by purchase from its sole shareholder; and

                  WHEREAS, the corporation desires to cancel the aforesaid one hundred forty-one (141) shares and to reduce its capital to the extent and in the manner hereinafter set forth;

                  THEREFORE, to that end, we, Herbert L. Mitchell, Jr., President and Thelma I. Robertson, Assistant Secretary, respectively, of the said corporation, do hereby certify as follows:

         (a)      The present name of the corporation is DIXIE CONTAINER
                  CORPORATION.

         (b)      The number of shares to be cancelled is one hundred forty-one
                  (141) shares of the capital stock of the corporation, there being authorized only one class of stock having no par value.

                  On the 3rd day of April, 1961, there was held at 2000 Jefferson Davis Highway a meeting, at which meeting all the directors were present, and at which meeting it was resolved by unanimous vote of all the directors that one hundred forty-one (141) shares of the capital stock of the corporation be redeemed and cancelled, and that the stated capital of the corporation be reduced form $100,000.00 to $85,900.00.

         (c) After giving effect to such cancellation, the aggregate number of shares issued shall be eight hundred fifty-nine (859) shares of the capital stock, having on par value, there being only one authorized class of capital stock.

         (d) The amount of the stated capital of the corporation after giving effect to such cancellation and reduction shall be Eighty-five Thousand Nine Hundred ($85,900.00) Dollars.

                  Therefore, these Articles of Reduction are now executed and verified by Mr. Herbert L. Mitchell, Jr., President of DIXIE CONTAINER CORPORATION, and Thelma I. Robertson, Assistant Secretary of the corporation, this 15th day of May, 1961.


                                                   DIXIE CONTAINER CORPORATION


                                                  By
                                                    ----------------------------
                                                            President



                                                    ----------------------------
                                                            Assistant Secretary

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION


                                                AT RICHMOND, May 26, 1961

         The accompanying articles having been delivered to the State Corporation commission on behalf of

                           Dixie Container Corporation

and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

         ORDERED that this CERTIFICATE OF REDUCTION

be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.



                                                  STATE CORPORATION COMMISSION


                                                  By
                                                    ----------------------------
                                                             Chairman

                        ________ _______ OF INCORPORATION

                                       OF

                           DIXIE CONTAINER CORPORATION

                  THIS IS TO CERTIFY that we do hereby associate ourselves to establish a corporation under and by virtue of Chapter 148, Code of Virginia of 1919 and Acts amendatory thereof, for the purposes and under the corporate name hereinafter mentioned, and to that and we do, by this certificate, set forth as follows:

                  A.      NAME.

                          The name of the corporation is to be DIXIE
CONTAINER CORPORATION.

                  B.      PRINCIPAL OFFICE.

                The principal office of the corporation shall be in Richmond, Virginia.

                  C.      PURPOSES.

                  (1) To manufacture, sell and otherwise deal in boxes, cartons and containers of every character and description; to manufacture, sell and otherwise deal in all materials used in and about the manufacture of said containers; and to conduct the business of printing, lithographing, electrotyping and engraving in connection therewith.

                  (2) To carry on the business of a manufacturer of and dealer in paper of all kinds, and articles made from paper or pulp, and materials used in the manufacture or treatment of paper.

                  (3) To carry on any other business, whether manufacturing or otherwise, which may seem to the company capable of being conveniently carried on in connection with any of the above business or objects, or calculated directly or indirectly to enhance the value of or render profitable any of the company's property or rights for the time being.

                  D.      CAPITAL STOCK.

                          The maximum amount of the capital stock of the
corporation shall be ONE THOUSAND (1,000) SHARES, and the minimum amount THREE (3) SHARES, all of which shall be common stock of no par value.

                  E.      DURATION.

                          The period of the duration of the corporation
shall be unlimited.

                  F.      OFFICERS AND DIRECTORS.

                          The names and residences of the officers and
directors, who are to manage the affairs of the corporation for the first year, unless sooner changed by the stockholders, are as follows:

                                    OFFICERS
0
NAME                      OFFICE                             RESIDENCE

Robert C.  Cabell         President                          Richmond, Virginia
M.  V.  Williams          Vice President                     Richmond, Virginia
A.  S.  Snead             Secretary-Treasurer                Richmond, Virginia

                                    DIRECTORS

Robert C.  Cabell                                            Richmond, Virginia
M.  V.  Williams                                             Richmond, Virginia
A.  S.  Snead                                                Richmond, Virginia
E.  B.  Waddill                                              Richmond, Virginia

                  G.       REAL ESTATE.

                           The amount of real estate to which the holdings of
the corporation at any time are to be limited in twenty-five thousand (25,000) acres.

                  H.       MISCELLANEOUS PROVISIONS

                           The power of making and altering by-laws shall be
exercised by the directors, but by-laws made by the directors under the powers herein conferred may be altered or repealed by the stockholders.

                 GIVEN under our hands this 25th day of October, 1937.


                                                    -------------------------

                                                    -------------------------

                                                    -------------------------

STATE OF VIRGINIA
     City of Richmond, To-wit:

                I, MARGARET TOLER, a Notary Public in and for the City aforesaid, in the State of Virginia, do hereby certify that Robert C. Cabell,
E. V. Williams and A. S. Snead, whose names are signed to the foregoing writing, bearing date the 25th day of October, 1937, have each severally acknowledged the same before me in my City aforesaid.

                My commission expires January 7, 1938.

                Given under my hand this 25th day of October, 1937.


                                                    -------------------------

                            COMMONWEALTH OF VIRGINIA

                          STATE CORPORATION COMMISSION




                               THE ATTACHED COPIES
                             ARE THE BEST AVAILABLE.

                             THE ORIGINAL DOCUMENTS
                          SUBMITTED FOR FILING WERE NOT
                           SUITABLE FOR MICROFILMING.


         **PLEASE NOTE** The stapled pages contained in the document are copies of the same page to give all of the information given on that particular page.

                            COMMONWEALTH OF VIRGINIA

                                DEPARTMENT OF THE

                          STATE CORPORATION COMMISSION

City of Richmond,       26th       day of October, 1937.

         The accompanying certificate for incorporation, together with the charter fee required by law, having been presented to the STATE CORPORATION COMMISSION by

         ROBERT G. CABELL, E. V. WILLIAMS AND A. S. SNEAD,

and the State Corporation Commission having examined said certificate now declares that the said applicants have complied with the requirements of law, and have entitled themselves to a charter, and it is therefore ordered that they and their associates and successors be, and they are, hereby made and created a body politic and corporate under and by the name of

                  DIXIE CONTAINER CORPORATION


upon the terms and conditions, and for the purposes set forth in said certificate, with all the powers and privileges conferred and subject to all the conditions and restrictions imposed by law.

         And said certificate, with this order, is hereby ordered to be admitted to record.


                                                  ------------------------------
                                                                   Chairman
Attest:
       --------------------------------------
               Clerk of the Commission


COMMONWEALTH OF VIRGINIA:

         OFFICE OF THE STATE CORPORATION COMMISSION:

                  In the CITY OF RICHMOND, the 26th day of October 1937.

         The foregoing charter of Dixie Container Corporation was this day received and duly admitted to record in this office and is hereby certified to the Clerk of the Chancery court of City of Richmond according to law.

                                                 STATE CORPORATION COMMISSION


                                             -----------------------------------
                                                                  Chairman

                                      Attest:
                                             -----------------------------------


and the State Corporation Commission having examined said certificate now declares that the said applicants have complied with the requirements of law, and have entitled themselves to a charter, and it is therefore ordered that they and their associates and successors be, and they are, hereby made and created a body politic and corporate under and by the name of

                          DIXIE CONTAINER CORPORATION

upon the terms and conditions, and for the purposes set forth in said certificate, with all the powers and privileges conferred and subject to all the conditions and restrictions imposed by law.

         And said certificate, with this order, is hereby ordered to be admitted to record.



                                             -----------------------------------
                                                                  Chairman

                                      Attest:
                                             -----------------------------------
                                                   Clerk of the Commission


VIRGINIA:

         In the Clerk's Office of the Chancery Court of Richmond the 23rd day of December, 1937.

         The foregoing charter of the State Corporation Commission thereon was received and duly admitted to record in this office and is now certified to the Clerk Corporation Commission.

                                      Teste:


                                             -----------------------------------
                                                                   Clerk


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